Exhibit 10.143

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Second Amendment to Purchase and Sale Contract (this “Amendment”) is made as of September 25, 2008, between CONCAP RIVER’S EDGE ASSOCIATES, LTD. (“Seller”) and HAMILTON ZANZE & COMPANY(“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of August 18, 2008, with respect to the sale of certain property described therein (as amended by a First Amendment to Purchase and Sale Contract dated September 15, 2008, the “Agreement”); and

            WHEREAS, Seller and Purchaser desire to amend certain provisions of the Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Credit to Purchaser.  At the Closing, Purchaser shall receive a credit against the Purchase Price in the amount of $105,000.00 in connection with certain capital improvements and repairs to the Property.

3.      Feasibility Period.      The Feasibility Period, set forth in Section 3.1 of the Agreement, is hereby extended to September 26, 2008.

4.      Right to Terminate.  Purchaser’s right to terminate under Section 3.2 of the Agreement shall be strictly limited to Purchaser’s ability to obtain financing in connection with the purchase of the Property (the “Termination Event”).  Purchaser hereby acknowledges and agrees that, except for the Termination Event, Purchaser's right to terminate under Section 3.2 of the Agreement for any of the matters in Section 3.1 of the Agreement (including, without limitation, any matters pertaining to title, survey, or the financial, physical or environmental condition of the Property) shall be permanently waived.

5.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

                                                                        CONCAP RIVER'S EDGE ASSOCIATES, LTD.,
                                                                        a Texas limited partnership

                                                                        By:    CONCAP CCP/IV RIVER'S EDGE
                                                                                 PROPERTIES, INC., a Texas corporation,
                                                                                   its general partner

                                                                                   By:  /s/Brian J. Bornhorst
                                                                                   Name:  Brian J. Bornhorst
                                                                                   Title:  Vice President

Purchaser:

                                                                        HAMILTON ZANZE & COMPANY,

                                                                        a California corporation

                                                                        By:  /s/Mark Hamilton

                                                                        Name:  Mark Hamilton

Title:  CEO